Pax World Funds Series Trust I

Pax Sustainable Managers Capital Appreciation Fund
Pax Sustainable Managers Total Return Fund

Supplement dated November 28, 2016
to the Prospectus dated April 1, 2016

On November 21, 2016, the Pax World Funds Series Trust I’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) with respect to the Pax Sustainable Managers Capital Appreciation Fund and Pax Sustainable Managers Total Return Fund (the “Funds”), pursuant to which the Funds are expected to be liquidated and terminated on or about February 15, 2017 (the “Liquidation Date”).

In anticipation of the Funds’ liquidation, the Funds will cease the sale of shares to new shareholders upon the close of business on November 28, 2016; however, shares of the Funds may continue to be offered through intermediaries that currently have relationships with the Funds and to current shareholders having accounts directly with a given Fund.  Existing shareholders of the Funds may redeem or exchange their shares for shares of the same class of other Pax Funds at any time prior to the Liquidation Date as described under “How to Exchange Shares” in the Funds’ Prospectus. Effective November 28, 2016, or as soon as practicable thereafter, the Fund will waive any contingent deferred sales charges that may be applicable to the redemption of the Funds’ Class C Shares.